Securities and Exchange Commission

                                 Washington D.C.

                                    Form 8-K/A

                                  Current Report

                        Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934

Date of Report (date of earliest event reported) March 15, 2000


                               Ovvio Better Life, Inc.
               (Exact name of registrant as specified in its charter

                                    Washington
                    (state of other jurisdiction of incorporation)

  0-22934                                          91-1268870
Commission file number                    IRS employer identification number


 83-888 Avenue 51
Coachella, CA 92236
(address of principal executive offices)

760-398-9700
(Registrants phone number including area code)














Item 4.   Changes in Registrant's Certifying Accountant.

          1. (I) The Registrants former independent accountant Cordovano and Harvey, P.C. resigned from that capacity on March 14, 2000.

               (II The report by Cordovano and Harvey, P.C. on the financial statements of the Registrant dated March 12, 1999 including a balance sheet as of December 31, 1998 and 1997, the statements of operations, cash flows and statement of stockholders' equity for the years ended December 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

               (III During the period covered by the financial statements through the date of resignation of the former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure,or auditing scope or procedure.

               A letter from the former independent accountant for the Registrant is attached as an exhibit to this form 8-K.

          2. On March 15, 2000 the Registrant engaged David M. Winings C.P.A. as Its new independent accountant.



Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

               (C)  Exhibits

                    16.1 Letter from Cordavano and Havey, P.C. former principal accountant for the Registrant. Page 3 is a manually signed original.


















                         Signatures



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized


Dated March 15, 2000                          Ovvio Better Life, Inc.

                                              By: /s/ Dempsey K. Mork
                                              Chief Financial Officer